Exhibit 99.1

Webull Corporation: Investor Presentation March 2025

Disclaimer THE CONTENTS OF THIS PRESENTATION ARE NOT FOR RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHOLEOR IN PART, DIRECTL Y O R INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL. PERSONS INTO WHOSE POSSESSION THIS PRESENTATION COMES SHOULD INFORM TH EMS ELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. THIS PRESENTATION IS NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES. Capitalized terms used and not otherwise defined in this presentation shall have the meanings ascribed to them in the definit ive proxy statement/prospectus dated March 10, 2025 (the “Proxy Statement”), that was prepared by the Company and Webull in conne ct ion with the proposed Business Combination. We encourage you to carefully read Proxy Statement in its entirety. About this Presentation. This Presentation has been prepared by SK Growth Opportunities Corporation (“SPAC” or “SKGR”) and Webull Corporation (the “Co mpa ny”, “we” or “Webull”) in connection with a potential business combination involving SPAC and the Company (the “Transaction” or the “Business Combination”). This Presentation is preliminary in nature and solely for information and dis cussion purposes and must not be relied upon for any other purpose. For the purpose of this notice, “Presentation” shall mean and include the slides that follow, the oral presentation of the sl ide s by members of SPAC or the Company or any person on their behalf, the question - and - answer session that follows that oral presen tation, copies of this document and any materials distributed at, or in connection with, that presentation. By accepting this Present ati on, participating in the meeting, or by reading the Presentation slides, you will be deemed to have ( i ) acknowledged and agreed to the following conditions, limitations and notifications and made the following undertakings, and (ii) acknowledged that you under sta nd the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation. This Presentation does not constitute ( i ) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of t he Company or SPAC with respect to any of the foregoing, or (ii) a solicitation of proxy, consent or authorization with respect to any securities or in respect of the Transaction, and this Presentation shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securit ie s. The Company and SPAC expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminat e d iscussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiation s w ith, any party regarding a transaction involving the Company and SPAC. Any offer to sell securities will be made only pursuant to a definiti ve subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as am end ed, and the rules and regulations promulgated there under (collectively, the “Securities Act”), for offers and sales of securities th at do not involve a public offering. Except where otherwise indicated, this Presentation speaks as of the date hereof. The information contained in this Presentat ion replaces and supersedes, in its entirety, information of all prior versions of similar presentations. This Presentation does no t purport to contain all information that may be required for or relevant to an evaluation of the Transaction. No representation or warran ty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness o f the information, or opinions contained herein. Neither the Company, SPAC, nor any of their respective directors, officers, partne rs, employees, affiliates, agents, advisors or representatives shall have any responsibility or liability whatsoever (for neglige nc e or otherwise) for any loss howsoever arising from any use of this Presentation or its contents or otherwise arising in connection with this Pre sen tation. The information set out herein has not been independently verified and may be subject to updating, completion, revisi on and amendment and such information may change materially. Further, this Presentation should not be construed as legal, tax, inves tme nt or other advice, and should not be relied upon to form the basis of, or be relied on in connection with, any contract or c omm itment or investment decision whatsoever. You will be responsible for conducting any investigations and analysis that is deemed appropr iat e and should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem nece ssa ry, and must make your own investment decision and perform your own independent investigation and analysis with respect to the Transa cti on, any investment in SPAC or the Company and the transactions contemplated in this Presentation. SPAC and the Company reserve the right to amend or replace this Presentation at any time but none of SPAC and the Company, th eir respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supp le ment any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Transact ion should circumstances, management’s estimates or opinions change or any information provided in this Presentation become inacc ur ate. 1

Disclaimer (cont’d) Forward - Looking Statements. This Presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned produ cts and services, business strategy and plans, objectives of management for future operations of the Company, market size and gro wt h opportunities, competitive position and technological and market trends, estimated implied pro forma enterprise value of the com bined company following the Transactions (the “Combined Company”), the cash position of the Combined Company following the cl osi ng of the proposed Transaction, SPAC and the Company’s ability to consummate the Transactions, and expectations related to the t erm s and timing of the Transactions, as applicable, are forward - looking statements. Some of these forward - looking statements can be identified by the use of forward - looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “predict,” “pot ential,” “seek,” “future,” “propose,” “continue,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “ may ,” “will,” “forecast” or the negatives of these terms or variations of them or similar terminology although not all forward - looking statements contain such t erminology. All forward - looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of SPAC and the Company as of the date of this Current Report, and are therefore subject to a numb er of factors, risks and uncertainties, some of which are not currently known to SPAC or the Company and could cause actual resu lts to differ materially from those expressed or implied by such forward - looking statements. Some of these factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Bus in ess Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Company or others fo llo wing the announcement of the Transactions, the Business Combination Agreement and other ancillary documents with respect ther eto ; (3) the amount of redemption requests made by SPAC public shareholders and the inability to complete the Transactions due to the failure to obtain approval of the shareholders of SPAC, to obtain financing to complete the business combination or to satisf y other conditions to closing and; (4) changes to the proposed structure of the Transactions that may be required or appropriate as a re sult of applicable laws or regulations or as a condition to obtaining regulatory approval of the Transactions; (5) the abilit y t o meet, or continue to meet, stock exchange listing standards; (6) the risk that the Transaction disrupts current plans and operations o f t he Company as a result of the announcement and consummation of the Transactions; (7) the ability to recognize the anticipated be nefits of the Transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage gr owt h profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs rela ted to the business combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international op erations; (10) the possibility that the Company or the Combined Company may be adversely affected by other economic, business , a nd/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s mission, goals and strate gie s; (13) the Company’s future business development, financial condition and results of operations; (14) expected growth of the gl obal digital trading and investing services industry; (15) expected changes in the Company’s revenues, costs or expenditures; (16) the Com pan y’s expectations regarding demand for and market acceptance of its products and service; (17) the Company’s expectations rega rdi ng its relationships with users, customers and third - party business partners; (18) competition in the Company’s industry; (19) relevant government policies and regulations relating to the Company’s industry; (20) general economic and business conditions globall y and in jurisdictions where the Company operates; and (21) assumptions underlying or related to any of the foregoing. The foregoing l ist of factors is not exhaustive. You should carefully consider the risks and uncertainties described in the “Risk Factors” secti on in the annual report on Form 10 - K for year ended December 31, 2024 of SPAC and the “Risk Factors” section of the Proxy Statement, as may be fu rther amended or supplemented, relating to the Transactions and other documents filed from time to time with the SEC. These f ili ngs identify and address other important risks and uncertainties that could cause actual events and results to differ materially fro m those contained in the forward - looking statements. There may be additional risks that neither SPAC nor the Company presently k now or that SPAC or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In light of these factors, risks and uncertainties, the forward - looking events and circumstance s discussed in this Current Report may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in th is Current Report should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should no t b e placed upon the forward - looking statements. SPAC and the Company assume no obligation and do not intend to update or revise these forwa rd - looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Industry and Market Data. This Presentation also contains information, estimates and other statistical data derived from third party sources. Such info rma tion involves a number of assumptions and limitations, and due to the nature of the techniques and methodologies used in market research, Neither SPAC nor the Company can guarantee the accuracy of such information. You are c aut ioned not to give undue weight to such estimates. Neither SPAC nor the Company have commissioned any of the industry publications or other reports generated by third - party providers that are referred to in this Presentation. SPAC and the Company may have supplemented such information where necessary, taking into account publicly available information about other indust ry participants. Presentation of Financial Data . The financial information and data contained in this Presentation has not been audited in accordance with the standards of th e P ublic Company Oversight Board (“PCAOB”) or prepared in accordance with Regulation S - X promulgated under the Securities Act (“Regulation S - X”). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document filed or to be filed or furni she d by the Company or SPAC with the SEC. Neither SPAC nor the Company can assure you that, had the financial information and data includ ed in this Presentation been compliant with Regulation S - X and audited in accordance with PCAOB standards, there would not be differences, which differences could be material. 2

Disclaimer (cont’d) Preliminary Financial Results. Further, the financial information for the year ended December 31, 2024 included in this Presentation is preliminary, unaudit ed and subject to completion, and may change as a result of management’s continued review. Such preliminary financial information does not represent a comprehensive statement of the Company’s financial information or resu lts for the year ended December 31, 2024 and should not be viewed as a substitute for full, audited financial statements prepared i n accordance with GAAP. The preliminary financial information for the year ended December 31, 2024 in this Presentation is subj ect to the finalization of year - end financial and accounting procedures, which may result in adjustments. The preliminary financial information included in this Presentation represents managements current best estimates and constitutes forward - looking statemen ts subject to risks and uncertainties, many of which are not within the Company’s control. See “Forward - Looking Statements” abov e. As a result, the preliminary financial information and other data included in this Presentation may materially differ from the a ctu al information to be presented in the Company’s audited financial statements. The Company’s auditors have not audited, review ed, compiled or performed any procedures with respect to any of the data for the year ended December 31, 2024 set forth in this Presentati on. Accordingly, the Company’s auditors do not express an opinion or any other form of assurance with respect to the information in cluded herein. Presentation of Non - GAAP Information. This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principl es (“GAAP”) including, but not limited to, Adjusted Operating Income and Adjusted Operating Margin and other metrics derived therefrom or that are an input therein. These non - GAAP financial measures are not measures of f inancial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net inco me, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that th e Company’s presentation of these measures may not be comparable to similarly - titled measures used by other companies. The Company believes these non - GAAP measures of financial results provide useful information to management and investors regardi ng certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoin g operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of whi ch present similar non - GAAP financial measures to investors. These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. Additional Information. In connection with the Transaction, SPAC and the Company have prepared, and the Company has filed, a registration statement o n F orm F - 4 with the SEC, which includes a proxy statement that was distributed to SPAC’s shareholders in connection with SPAC’s solicitation for proxies for the vote by SPAC’s shareholders in connection with the Transaction. Such reg istration statement was declared effective by the SEC on March 10, 2025, and SPAC and the Company filed a definitive proxy st ate ment and prospectus on March 10, 2025. SPAC has mailed the Proxy Statement and other relevant documents to its stockholders as of Marc h 6 , 2025, the record date established for voting on the Transaction. You are urged to read the Proxy Statement and any other re lev ant documents filed with the SEC when they become available because, among other things, they will contain updates to the financi al, industry and other information herein as well as important information about SPAC, the Company and the Transaction. Sharehold er s of SPAC are able to obtain a free copy of the Proxy Statement, as well as other filings containing information about SPAC, the C omp any and the Transaction, without charge, at the SEC’s website located at www.sec.gov Participants in Solicitation. SPAC, the Company and their respective directors, executive officers, other members of management, and employees, under SEC r ule s, may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Transaction. You can find information about SPAC’s directors and executive officers and their interest in SP AC can be found in SPAC’s Annual Report on Form10 - K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 27, 2025. A list of the names of the directors, executive officers, other members of management and employees of SPAC and the Co mpany, as well as information regarding their interests in the Transaction, are included in the Proxy Statement filed with th e S EC by the Company. Additional information regarding the interests of such potential participants in the solicitation process may also b e i ncluded in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sou rces indicated above. No Offer or Solicitation. This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitati on of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or s ale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of s ecu rities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exem pti on therefrom. Trademarks. This Presentation may contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM© or ® symbols, but such references are not intended to indi cat e, in any way, that SPAC, the Company or the third parties will not assert, to the fullest extent under applicable law, their ri ghts or the right of the applicable owners or licensors to these trademarks, service marks , trade names and copyrights. Neither SPAC, the Company, nor any of their respective directors, officers, employees, affiliates, advisors, representatives or agents, makes any representation or warranty of any kind, express or implied, as to the value that may be realized in connect ion with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of the Transaction or the timeliness, accurac y o r completeness of the information contained in this Presentation, and none of them shall have any liability based on or arisi ng from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmi tte d to any person or entity in the course of its evaluation of the Transaction, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fe es, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. 3

Vision Statement We strive to be the platform of choice for a new generation of investors by building an efficient , low - cost , and easy - to - use global investment platform 4

Today’s Presenters Richard Chin CEO & Director 5 Derek Jensen CFO & Director Anthony Denier President & Director H.C. Wang CFO & Director

Note: Metrics shown pertain to SK Group 1 FY 2024 Result, in terms of total assets according to the Korea Fair Trade Commission announcement in May 2024 2 Based on Fortune Global 500 List 2024 3 FY 2024 Result, according to the Korea Fair Trade Commission announcement in May 2024 4 FY 2024 Result, according to the Korea Fair Trade Commission announcement in May 2024 (FX Rate: $1=KRW 1306.60, Dec 2023) • President at SK hynix and Head of Global Development Group, led the development and execution of inorganic growth strategies for SK in the U.S. • CEO of SK hynix America, CMO of SK hynix (world’s 2 nd largest memory semiconductor company) • Spearheaded marketing efforts to expand SK’s brand in the U.S. and globally • Developed the U.S. market entrance strategy for SK telecom and led the development of organic growth engine solutions, establishment of venture capital operations, and execution of inorganic strategies adjacent to the wireless telecom industry as President of SK telecom Americas • Responsible for sourcing and executing mergers, acquisitions and strategic investments for SK in the US as VP of Corporate Development of Global Development Group • Vice President of Corporate Business Development at Magic Leap and Head of M&A at GlobalFoundries • Investment banking for Citigroup, UBS, and Deutsche Bank principally covering the semiconductor and electronics sectors SK Growth Opportunities Corporation (NASDAQ: SKGR) Blue - Chip Sponsorship and Full Alignment 6 Richard Chin CEO & Director Select SK Group investments across the broader FinTech space 2 nd Largest Conglomerate in South Korea 1 $153.8B Global Revenue 4 100 th On the Fortune Global 500 List 2 219 Businesses across a variety of industries 3 $255.9B Assets Globally 4 70 Years Operating History Derek Jensen CFO & Director SK Group Highlights

7 Investment Highlights 1 As of Dec 31, 2024 2 For full year 2024 Leading Digital Trading Platform x 23M+ registered users globally 1 x Licensed as broker - dealer in 12 major markets globally 1 x $460B in equity notional volumes and 461M options contracts traded through the Webull platform annually 2 Best - in - Class Product Offerings Strong Industry Tailwinds Blue - Chip Institutional Backing Global Vision with Local Execution x Advanced market data and charting tools from 43 exchanges 1 x Seamless multi - platform interoperability across mobile, desktop and web applications x Professional - grade trading experience x Global shareholder base including: • General Atlantic • Coatue Management • Lightspeed Venture Partners • RIT Capital Partners x Seasoned global management team combining talents from both technology and financial service industries with a proven track record of scaling and executing growth plans in local markets x Well - positioned to capitalize on the industry tailwinds: • Digital interaction increasing retail participation • Accessibility of financial information • Globalization of retail investing

1 Company Overview

A leading digital investment platform built upon a next - generation, global infrastructure Who We Are 9 Margin Investing Tailored products to meet the needs of all types of investors Bank Sweep Product Recurring Investments Robo - Advisor Retirement Accounts (IRAs) Learning Stay informed with the latest news and market data, learn through practice, and share with other investors paperTrading Chart & Tools Education News Community Trading Invest in stocks, ETFs, options, and more Fractional Shares Stocks Options OTC ETFs Futures Source: Company Information Fixed Income

Launched US option trading Opened New York office Webull was founded by Alibaba veteran, Anquan Wang = Key Milestones Launched trading services in HK Obtained FINRA broker - dealer license Launched trading services in the US Raised Series C Round Obtained Singapore CMS License Obtained Japan FSA Type I and Type II License Obtained ASIC AFS License Launched trading services in Singapore Obtained UK FCA License Launched trading services in Australia Number of funded accounts exceeded 1M Raised Series D Round Launched trading services in Japan Launched trading services in UK Obtained Indonesia OJK License Agreed to acquire HH Picchioni CCVM in Brazil Acquired Flink in Mexico Obtained Canada CIRO License Our Journey 10 2017 2016 2018 2020 2019 2021 2022 2023 Obtained HK SFC Type 1 License Source: Company Information 2024 Launched trading services in Canada Launched futures trading in the US Obtained Thailand securities business license and Malaysia CMS License Launched trading services in Malaysia and Thailand Obtained Investment Firm License issued by the AFM

Webull Today 11 = Year - over - Year Growth Source: Company Information 1 As of Dec 31, 2024 2 For full year 2024 3 Daily Average Revenue Trades (“DARTs”) measures the number of customer trades executed during a given period divided by the n umb er of trading days in that period (assuming 252 trading days for 2024) 4 As of Q4 2024. Retention rate is defined as 1 - churn rate, which refers to the ratio of churned accounts during the current qua rter to the number of funded accounts at the end of the preceding quarter + new funded accounts acquired during the current quarter 23.3 M Cumulative registered users 1 $13.6B Customer Assets 1 4.7 M Funded Accounts 1 9 8 % Quarterly retention rate for funded accounts 4 693 K DARTs 3 $ 460B Equity Notional Volumes 2 461M Options Contracts Traded 2 50M+ Downloads Globally 1 + 18% +9% +66%

Source: Company Information 1 As of Dec 31, 2024 Global Operation Led by Highly Experienced Management Team 12 Shen Lu COO Webull Americas Global Management Team Tokyo Bangkok Jakarta Sydney Johannesburg London K uala Lumpur Hong Kong Singapore New York Sao Paulo Mexico City Toronto Anquan Wang Founder, CEO & Director Anthony Denier President & Director Ben James General Counsel & Director H.C. Wang CFO & Director Arianne Adams CSO Webull US R&D Center Operations Center Changsha St. Pete rsburg Licensed as broker - dealer in the United States, Canada, Hong Kong, Singapore, Japan, Australia, Indonesia, United Kingdom, South Africa, Thailand, Malaysia, and Netherlands 14 Operating Regions 1 12 Licensed Markets 1 50M+ Downloads Globally 1 1,194 Number of Employees 1 Amsterdam

Leading Global Investors Clearing Partner Market Makers Exchanges Data Vendors “…loving the service and functionality, and the app itself runs super smoothly“ 23+ million Registered Users Globally 1 “The free features are already so comprehensive that it overshadows all the other free stock apps I have come across so far” Proven Platform Supported by Global Customers, Shareholders and Business Partners 13 “They operate with scale, servicing millions of customers, and always come to the table with collaborative ideas to enhance the offerings on their platform” “Webull has been a great partner to Benzinga and Benzinga continues to go above and beyond to ensure Webull customers have the best information possible at their fingertips” “Citadel Securities values its execution relationship with Webull” “Webull has been a tremendous partner in leveraging technology, education and high quality data to help retail investors around the globe make smarter investing decisions” Global Customers Global Shareholders Global Business Partners Source: Company Information 1 As of Dec 31, 2024 RIT Capital Partners

14 Awards and Recognition The World’s Top 250 Fintech Companies 2024 | US CNBC.COM 2023 | UK Investing Innovation Newcomer Award Finder Investing & Saving Innovation 2023 | AU Best Investing Solution Adam Smith Awards Asia 2022 Benzinga Fintech Award 2022 | US Best Brokerage App Finder Stock Trading Platform Awards 2022 | US Best Options Trading Platform 2021 | US The Top Fintech Companies Of 2021 CBInsights, The Fintech 250 2021 | US Best Stock Trading Apps Best for No Commissions Business Insider 2020 | US Best Free App for Stock Trading 2020 thebalance.com 2023 | HK Best Online Brokers in 2023 BrokerChooser Awards 2023 2022 | US Best Broker for Low - Cost Options Trading Investopedia 2022 | US Best Investor Community Stock Brokers 2021 | US Best Investment App Benzinga Best in Class for Investor Community for 2023 2023 | US Stockbrokers Annual Review Best Online Brokers for Futures Trading and Commodities 2024 | US NerdWallet Best Stock Broker for Options Trading 2024 | US Motley Fool Outstanding Value Award ( Casual Investor, Active Investor, Trader) 2024 | AU Canstar

Trends in Our Favor Accelerating Growth Ahead 15 Digital Engagement Increasing Retail Participation 1 Accessibility of Financial Information 2 Globalization of Retail Investing 3

Webull + SK: Exploring a Synergistic Partnership 16 Potential Value to SK Potential Value to Webull Leverage Webull’s global retail platform for co - branding opportunities Capitalize on the potential of a thriving retail investment market in Asia and beyond Increase the value of SK’s shareholding by jointly introducing Webull’s diverse financial products and services Access SK's vast network and resources in Asia for easy expansion and rapid growth Enhance brand visibility and credibility by association with SK, a renowned Korean company Capitalize on SK’s expertise to develop product offerings tailored to the Asian retail investor By leveraging our respective strengths and expertise, SK and Webull will explore a partnership that we believe can drive innovation, growth, and value creation in the Asian financial services market With its regional expertise, SK is well - positioned to assist Webull to be a leader in the evolving Asian financial services land scape

2 Customers and Community

1 US Census Bureau, includes those born between 1980 - 2000 2 Our World in Data, includes those born between 1980 - 2000 3 From January 25, 2023 to February 1, 2023, Forbes 4 As of 2021, based on FINRA Investor Education Foundation published December 2022 5 As of December 2024, the World Federation of Exchanges based on trading volume of the top 30 exchanges around the world in te rms of trading volume 2.8B Millennials 2 2018 2024 $97T $128T Global Trading Volume 5 Increased by ~32% in 6 Years 92M Millennials 1 Who Trade with Mobile App 4 44% of Overall Retail Investors 78% of Retail Investors Aged 18 - 34 c. 23% 3 From Retail Investors Equity Notional Volumes Opportunities: Redefine Financial Services for Young Investors 18 Our Potential Client Base Our Opportunities US Global

Seamless trading experience Focused on product innovation Speaks the language of our customers 4.7 out of 5 288K Ratings 4.2 out of 5 4.5M Ratings 4.5 out of 5 9.7K Ratings Mobile - First, Community Focused 19 Among Highest App Rating among Peers 1 4.2 out of 5 6.6K Ratings 4.7 out of 5 311K Ratings Our Philosophy Sharing Investing Learning 1 As of January 31, 2025, rating based on US iOS App Store

Source: Company Information 1 As of Dec 31, 2024 Investor Education Practice Sharing Where users learn from each other and the platform to grow their investing knowledge Connected Community 20 “New Age” Investor Education Platform Accumulates User - Generated Content (UGC) Increases User Activity on the Platform Maintains High Customer Stickiness 2.8M+ Users have contributed to conversation 1 57% Registered users have accessed community 1 98% Quarterly customer retention rate of funded accounts 1 Well - rounded online courses Target different learning needs Virtual trading Trading competitions Free stock program Insight and prediction sharing User - driven Q&A platform

3 Product & Technology

22 Our Comprehensive Product Offering Equities & ETFs Fractional Shares Options Futures Fixed Income Margin IPO Access Cash Sweep Money - Market Funds Robo - Advisor Managed IRAs

Trading Platform Designed for Retail Investors of All Levels   Simple effortless navigation   Fresh new interface and optimized layouts   Manage investing, saving, and planning tools   Less clutter to guide your investment goals Lite Lite 23   Detailed account performance   Full suite of tools for charting and analysis   Traditional options chain layout   TurboTrader order entry for faster trading

Seamless Multi - Platform Interoperability 24 Mobile App Desktop Native Native App Presence Comprehensive and Intuitive Mobile App Functions Customized Interfaces Web Platform

• System remained available over >99.9% of the time in 2021 and did not suffer any outages during the GameStop market events • User data stored locally • AES 256 - bit e ncryption • Over 620k user s registered and over 240k accounts opened, each in a single day during peak time 1 Container Infrastructure Multiple Localized Servers Flexible Operating Automation Cloud - based Centralized Platform, Localized Implementation 25 Flexible Operating Automation Enhanced User Experience and Operating Efficiency Upgrades Released Every Week Webull’s DNA is Multi - country by Design Stability Security Scalability Source: Company Information 1 In January 2021

4 Key Business Metrics

3.5 3.6 3.6 3.7 3.9 4.1 4.1 4.3 4.3 4.4 4.5 4.7 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 96.5% 97.3% 98.0% 97.8% 98.2% 97.5% 97.4% 97.9% 97.3% 97.9% 98.4% Continued Trends of Healthy User Growth with Strong Retention 27 Funded Accounts (in millions ) Registered Users (in millions ) % Quarterly Retention Source: Company Information 2022 2023 2024 13.6 14.4 15.3 16.2 17.3 18.3 19.0 19.8 20.6 21.1 22.1 23.3 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 98.3% 2022 2023 2024

2022 2023 2024 Customer Assets have More than Doubled from 2022 Lows 28 Customer Assets ($ in billions) Source: Company Information Customer assets have now surpassed $13 billion, the highest in the Company’s history 8.7 6.8 6.6 5.9 6.9 7.5 7.2 8.2 8.7 9.7 11.5 13.6 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q

107 98 94 89 96 90 93 92 111 102 119 128 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Equity Notional Volume ($ in billions) Equities and Options Trading Volume Reaching New Highs 29 Source: Company Information Continued momentum in trading with $460 billion equities and 461 million contracts traded in 2024 Options Contracts Volume (in millions) + 24 % YoY +7% YoY 2022 2023 2024 2022 2023 2024 91 85 97 97 104 105 113 108 112 118 119 112 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q

Year Ended December 31, In millions, except percentage data 2022 2023 2024 Revenues: Equity and option order flow rebates $279.0 71.8% $192.2 49.3% $197.1 50.5% Interest related income $91.9 23.7% $155.8 40.0% $130.5 33.4% Handling charge income 1, 2 $8.5 2.2% $30.7 7.9% $49.0 12.6% Other revenues $9.0 2.3% $10.9 2.8% $13.7 3.5% Total Revenues $388.3 100.0% $389.6 100.0% $390.2 100.0% Stable Revenue through the Cycle 30 Our business is resilient and naturally hedged through market cycles, balancing transaction - based revenues with interest income to mitigate volatility and enhance stability 1 Included within handling charge income is contra revenue of $0.54M, $0.52M and $3.6M for 2022, 2023 and 2024, respectively. C on tra revenue represents promotional payments made to certain of our customers 2 For 2023, $8.9M of revenue was reclassified from equity and option order flow rebates to handling change income to conform to 2 024 presentation 3 The financial information for the year ended December 31, 2024 included in this Presentation is preliminary, unaudited and su bj ect to completion, and may change as a result of management's continued review, and does not represent a comprehensive statem ent of the Company's financial information or results for the year ended December 31, 2024 and should not be viewed as a substitute for full, audited financial statements pre pared in accordance with GAAP. See "Preliminary Financial Results" in the disclaimers found at the beginning of this Presenta tio n 3

Year Ended December 31, In millions, except percentage data 2022 2023 2024 Operating Expenses: Brokerage and transaction $59.8 18.7% $66.4 18.1% $79.3 19.6% Technology and development $46.8 14.6% $52.2 14.2% $63.8 15.8% Marketing and branding 1 $140.3 43.9% $152.2 41.5% $138.7 34.3% General and administrative $73.0 22.8% $95.8 26.1% $122.7 30.3% Total Operating Expenses $319.8 100.0% $366.6 100.0% $404.5 100.0% Adjusted Operating Income 2 $98.6 $52.4 $18.2 Adjusted Operating Margin 3 25.4% 13.4% 4.7% Investments in New Markets Position Us Well for Future Growth Opportunities 31 Operating expenses increased primarily due to expansion into new markets (i.e., expanding from 3 to 12 licensed markets since 2022) – to better position Webull for the next stage of growth 1 Promotional expenses of $0.54M and $0.52M for 2022 and 2023, respectively, were reclassified from marketing and branding to h an dling charge income as contra revenues to conform to 2024 presentation 2 Adjusted Operating Income presented herein is a non - GAAP measure. Adjusted Operating Income is calculated as Total Revenues les s Adjusted Total Expenses. Adjusted Total Expenses represents Total Operating Expenses adjusted to exclude share - based compensat ion expenses. See "Presentation of Non - GAAP Information" in the disclaimers found at the beginning of this Presentation 3 Adjusted Operating margin is calculated as revenue less total adjusted operating expenses, divided by revenue. See "Presentat io n of Non - GAAP Information" in the disclaimers found at the beginning of this Presentation 4 The financial information for the year ended December 31, 2024 included in this Presentation are preliminary, unaudited and s ub ject to completion, and may change as a result of management's continued review, and does not represent a comprehensive state men t of the Company's financial information or results for the year ended December 31, 2024 and should not be viewed as a substitute for full, audited financial statements pre pared in accordance with GAAP. See "Preliminary Financial Results" in the disclaimers found at the beginning of this Presenta tio n 4

5 Transaction Overview

33 Transaction Overview Pro Forma Valuation at Close Transaction Highlights Valuation • $4,699M enterprise value to market • Implied pro - forma market capitalization of $5,125M Financing • Transaction expected to provide gross proceeds of approximately $100M • $426M of net cash held on the pro - forma balance sheet Deal Structure • Webull shareholders rolling 100% of their equity, will own 97.6% of the combined entity ($M) Sources $5,000 Webull Rollover 100 1 SPAC Trust Account Proceeds $5,100 Total ($M) Uses $5,000 Equity to Webull 85 Cash to Balance Sheet 15 Transaction Expense $5,100 Total 512.5 PF Shares Outstanding (M) $10.00 Share Price ($) $5,125 PF Equity Value ($M) ($426) ( - ) PF Net Cash ($M) $4,699 PF Enterprise Value ($M) % Own. Shares (M) 97.6% 500.0 Webull Rollover Equity 2.0% 10.0 SPAC Shareholders 0.5% 2.5 2 SPAC Sponsor 1 2 3 1 2 3 Sources and Uses Pro Forma Ownership at Close Notes: • $341M net cash on balance sheet prior to transaction • Assumes 512.5M pro forma shares outstanding • The calculations on this slide assume an implicit value of $10.00 per SPAC class A ordinary share, which is based on conventi on and is not indicative of the real value of each SPAC class A ordinary share or the value which Webull attributes to each SPAC cl ass A ordinary share; they also exclude impact of (i) 10,480,000 public warrants and 8,512,000 private placement warrants (includes $1,720,000 working capital loan converted for S KGR private warrants), each with a strike price of $11.50 per share, and (ii) incentive warrants to be issued to non - redeeming SPAC public shareholders and certain Webull shareholders at closing, with an initial strike price of $10.00 per share subject to ratchet down. Webull rollover equity tak es into account equity issuable or reserved for issuance under stock options or restricted share units granted by Webull 1 Assumes $100M cash in trust for illustrative purposes. As of date of this presentation, cash in trust is ~$114M 2 Represents 2,394,464 Webull Class A Ordinary Shares expected to be held by Sponsor and 90,000 Webull Class A Ordinary Shares ex pected to be held by SKGR independent directors after transaction closing *Numbers may not add up due to rounding

Risk Factors Risks Relating to Webull’s Business and Industry • We have a limited operating history and our historical operating and financial results are not necessarily indicative of futu re performance, which makes it difficult to predict our future business prospects and financial performance. • We incurred net losses in the past, and we may not maintain net income in the future. • We face risks associated with our global operations and continued global expansion. • We face intense competition, and we may not compete effectively. • Our business is heavily reliant on trading related income; if there is a sustained slowdown in securities trading, our result s o f operations and business prospects may be adversely affected. • A majority of our trading - related income is derived from payment for order flow, or PFOF. • We are directly and indirectly exposed to fluctuations in interest rates, and rapidly changing interest rate environments cou ld reduce our interest related income and adversely affect our results of operations. • We may not be able to successfully execute our strategies and effectively manage our growth and the increasing complexity of our business. • The U.S. Congress and various executive agencies, including the Department of Commerce and the Department of Defense, have be com e increasingly concerned about companies with connections to China, and continued inquiries and investigations relating to concerns about our connections to China may materially and adversely affect our business, financial condition, and results of op erations. Risks Relating to Regulations Applicable to Our Industry • We are subject to extensive regulatory requirements in the jurisdictions where we operate. • The regulatory environments that we are constantly evolving, which may cause us to incur substantial costs or require us to c han ge our business practices in ways that are adverse to our business. • We may be involved in regulatory investigations, actions, and settlements during our course of business, such as the $3 milli on fine we paid to FINRA in February 2023. Risks Relating to Attracting, Retaining and Engaging Customers • We may be unable to retain existing customers or attract new customers, or fail to offer a positive trading experience to our cu stomers and address their needs. • We cannot guarantee the profitability of our customers’ investments or ensure that our customers will exercise rational judgm ent with respect to their investments. Risks Relating to Our Platform, Systems and Technology • Our platform and internal systems rely on software and applications that are highly technical and may contain undetected erro rs. • An increase in volume on the systems we use or other errors or events could cause them to malfunction. • We may experience unexpected network interruptions, security breaches, or computer virus attacks and failures in our informat ion technology systems. Risks Relating to Our Products and Services • Our PFOF practices may potentially create a misalignment of interest. • We rely on a limited number of market makers and liquidity providers to generate a large portion of our revenues. A loss of a ny of those market makers or liquidity providers could negatively affect our business. • We historically provided our customers access to digital assets trading via our Webull App, which may subject us to risks. Risks Relating to Cybersecurity, Data Privacy, and Intellectual Property • Failure to protect customer data and privacy or to prevent security breaches relating to our platform could result in economi c l oss, damage our reputation, deter customers from using our products and services, and expose us to legal penalties and liabil ity . • Laws and regulations regarding cybersecurity and data privacy are complex and evolving. Risks Relating to SKGR and the Business Combination • The approval of, or submission of filings with relevant regulatory authorities may be required in connection with the Busines s C ombination. • The process of taking a company public by means of a business combination with a special purpose acquisition company is diffe ren t from taking a company public through a traditional initial public offering and may create risks for SKGR’s unaffiliated inv est ors. • SKGR’s current directors and officers and their affiliates have interests that are different from, or in addition to (and whi ch may conflict with), the interests of its shareholders, and therefore potential conflicts of interest exist in recommending th at shareholders vote in favor of approval of the Business Combination. • The exercise of SKGR’s directors’ discretion in agreeing to changes or waivers in the terms of the business combination agree men t may result in a conflict of interest when determining whether such changes to the terms of the business combination agreeme nt or waivers of conditions are appropriate and in SKGR’s best interest. • If SKGR is unable to complete this Business Combination, or another business combination, within the prescribed time frame, S KGR would cease all operations except for the purpose of winding up and redeem all the SKGR public shares and liquidate. Risks Relating to Ownership of Securities of Webull • There will be material differences between your current rights as a holder of SKGR Public Shares and the rights you will have as a holder of Webull Class A Ordinary Shares, some of which may adversely affect you. • Upon completion of the Business Combination, SKGR shareholders will become Webull shareholders, SKGR warrant holders will bec ome holders of Webull Warrants and the market price for the Webull Class A Ordinary Shares and Webull Warrants may be affected by factors different from those that historically have affected SKGR. Risks Relating to Redemption of SKGR Public Shares • You will not have any rights or interests in funds from the trust account of SKGR (the “Trust Account”), except under certain li mited circumstances. To liquidate your investment in SKGR, you may be forced to redeem or sell your SKGR public shares or SKG R p ublic warrants, potentially at a loss. • SKGR public shareholders who wish to redeem their SKGR public shares for a pro rata portion of the Trust Account must comply wit h specific requirements for redemption, which may make it difficult for them to exercise their redemption rights prior to the deadline. • SKGR does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for SKGR to complete a business combination with which a substantial majority of its shareholders do not agree. 34

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